UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEVRO CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!  NEVRO CORP.  2022 Annual Meeting of Stockholders  Vote by May 25, 2022  11:59 PM ET   NEVRO CORP.   1800 BRIDGE PARKWAY  REDWOOD CITY, CA 94065  D78653-P71222  You invested in NEVRO CORP. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held via the Internet on May 26, 2022 at 10:30 AM PDT at  www.virtualshareholdermeeting.com/NVRO2022.  Get informed before you vote  This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more  complete proxy materials that are available to you on the Internet or by mail. You may view the Notice, Proxy Statement and Annual  Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2022. If  you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com,  (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number  (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  May 26, 2022  10:30 AM, PDT  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/NVRO2022  *Please check the meeting materials for any special requirements for meeting attendance.  V1.1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming stockholder meeting. Please follow the instructions on  the reverse side to vote these important matters. We encourage  you to access and review all of the important information  contained in the proxy materials before voting.  Board  Recommends  Voting Items  1. Election of Directors   Nominees:  For  01) D. Keith Grossman   02) Michael DeMane   03) Frank Fischer 04) Sri Kosaraju    05) Shawn T McCormick   06) Kevin O’Boyle   07) Karen Prange   08) Susan Siegel   09) Elizabeth Weatherman     2. To ratify the selection, by the Audit Committee of the Company’s Board of Directors, of PricewaterhouseCoopers LLP  as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022  For  3. To approve, on a non-binding, advisory basis, the compensation of the named executive officers as disclosed in the  Company’s proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange  Commission  For  4. To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our  named executive officers  Year  1  NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the  Annual Meeting or any adjournment or postponement thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D78654-P71222